UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________________

FORM 8-K
__________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2013
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SP Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34933	27-3347359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5224 West Plano Parkway Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 931-5311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)      Dismissal of independent registered public accounting firm

On March 8, 2013, the Audit Committee of the Board of Directors (the “Audit Committee”) of SP Bancorp, Inc. (the “Company”) approved the selection of Crowe Horwath LLP (“Crowe Horwath”) as the Company’s independent registered public accounting firm for the year ending December 31, 2013, subject to Crowe Horwath’s completion of its client acceptance process.  On March 17, 2013, Crowe Horwath formally informed the Company that Crowe Horwath had completed this process.

The Audit Committee dismissed McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm effective as of March 14, 2013. The reports of McGladrey on the Company’s financial statements as of and for the years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012 and December 31, 2011, and the subsequent interim period through March 14, 2013, there were (1) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference thereto in its reports on the Company’s financial statements for such years; and (2) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided McGladrey with a copy of this Form 8-K, and requested McGladrey to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of McGladrey’s letter, dated March 19, 2013, is filed as Exhibit 16 to this Report.

(b)      New independent registered public accounting firm

On March 8, 2013, the Audit Committee approved the engagement of Crowe Horwath as the Company’s independent registered public accounting firm for the year ending December 31, 2013, which engagement became effective as of March 17, 2013.  During the years ended December 31, 2011 and December 31, 2012, and the subsequent interim period through March 14, 2013, neither the Company nor anyone on its behalf has consulted Crowe Horwath with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

  16   Letter from McGladrey LLP to the Securities and Exchange Commission dated March 19, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP Bancorp, Inc.
(Registrant)

March 19, 2013	/s/ Suzanne C. Salls
(Date)	Suzanne C. Salls
Executive Vice President and Chief Financial Officer